UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2022

AmerisourceBergen Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-16671

Delaware	23-3079390
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 West First Avenue Conshohocken PA	19428-1800
(Address of principal executive offices)	(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the information disclosed in the Current Report on Form 8-K filed on November 3, 2022 (the “Original Form 8-K”) by AmerisourceBergen Corporation (the “Company”) which, among other things, disclosed under Item 5.02 the appointment of Robert P. Mauch as Executive Vice President and Chief Operating Officer of the Company. At the time of filing of the Original Form 8-K, the Compensation and Succession Planning Committee of the Company’s Board of Directors (the “Committee”) had not yet finalized the compensation arrangements pertaining to Mr. Mauch in connection with his appointment as Executive Vice President and Chief Operating Officer. Accordingly, the sole purpose of this Amendment is to provide Mr. Mauch’s compensation in connection with his appointment as Executive Vice President and Chief Operating Officer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2022, the Committee approved an increase in compensation for Mr. Mauch in connection with his appointment as Executive Vice President and Chief Operating Officer of the Company. Mr. Mauch’s annual base salary for the fiscal year ending September 30, 2023 increased to $975,000 from his base salary of $850,000 for the fiscal year ended September 30, 2022. In addition, Mr. Mauch’s target fiscal year 2023 long-term incentive award is $5.0 million, and his short-term cash incentive bonus opportunity under the Company’s Annual Incentive Plan is 125% of his base salary. No changes were made to Mr. Mauch’s existing employment agreement in connection with this increase in compensation. Mr. Mauch will continue to be eligible to participate in the Company’s general benefit plans and certain executive benefits for which he was already eligible as a member of the Company’s senior management, such as financial planning and tax preparation services.

For more information about the Company’s executive compensation program, please refer to the Company’s 2022 annual definitive proxy statement filed with the Securities and Exchange Commission on January 27, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

November 16, 2022	By:	/s/ Elizabeth S. Campbell
Name: Elizabeth S. Campbell
Title: Executive Vice President & Chief Legal Officer